                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               October 19, 1999
                           -------------------------
                               (Date of Report)

                         WATCHGUARD TECHNOLOGIES, INC.
    --------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            Delaware                           000-26819                  91-1712427
-------------------------------    ------------------------------   ----------------------
  (State or Other Jurisdiction           (Commission File No.)           (IRS Employer
       of Incorporation)                                              Identification No.)

       316 Occidental Avenue South, Suite 200, Seattle, Washington 98104
    --------------------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                (206) 521-8340
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             (Registrant's Telephone Number, Including Area Code)

                                     None
    --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

       On October 19, 1999, WatchGuard Technologies, Inc. ("WatchGuard") acquired BeadleNet, LLC, a California limited liability company, pursuant to an Asset Purchase Agreement dated as of October 19, 1999, among BeadleNet, Productivity Enhancement Products, Inc. ("PEP"), a member of BeadleNet, Danny M. Beadle, the founder and a member of BeadleNet, and WatchGuard.

       BeadleNet, a privately held company established in January of this year, is an innovator of Internet security solutions for small offices and home offices. BeadleNet's products, such as the SOHO 2000(TM), are plug-and-play systems that use centralized, web-based servers for configuration and updates, with minimal effort by the home or small office user. This technology is complementary to WatchGuard's subscription-based LiveSecurity(TM) solution, which broadcasts threat responses, software updates, information alerts, expert editorials and support flashes over the Internet to keep security systems current with minimal user effort.

       Under the terms and conditions of the asset purchase agreement, in exchange for substantially all of the assets of BeadleNet, WatchGuard paid BeadleNet $7,256,000 in three components: (1) cash in the amount of $2,406,000,
(2) 335,931 unregistered shares of WatchGuard common stock and (3) assumption and repayment of $1,000,000 of BeadleNet's outstanding indebtedness to PEP. In addition, WatchGuard agreed to pay BeadleNet an additional $1,000,000 if certain specified technology items are completed and released to market on or before January 1, 2000. This additional payment, if paid, will consist of $400,000 in cash and a number of unregistered shares of WatchGuard common stock valued at $600,000 on January 1, 2000, based on the trading prices of WatchGuard common stock on the Nasdaq National Market on that date.

       BeadleNet, PEP and Mr. Beadle agreed to jointly and severally indemnify WatchGuard for, among other things, any damages WatchGuard suffers from (a) any inaccuracy in the representations and warranties made by BeadleNet, PEP or Mr. Beadle in connection with the asset purchase agreement and the other agreements and certificates related to the acquisition, (b) breaches of covenants or agreements made in connection with the acquisition, (c) liabilities not assumed by WatchGuard, (d) liabilities arising on or before the closing date of the acquisition, or (e) any claim relating to any of the business or assets of BeadleNet, PEP or their affiliates that were not acquired by WatchGuard. To secure these indemnification obligations, 173,160 shares of the WatchGuard common stock issued to BeadleNet will held by, and pledged by BeadleNet to, WatchGuard for one year.

       In connection with the acquisition, WatchGuard entered into an employment agreement and a stock vesting agreement with Mr. Beadle. Pursuant to the employment agreement, WatchGuard granted Mr. Beadle an option, vesting over a period of four years, to purchase 250,000 shares of WatchGuard common stock at an exercise price of $14.44. In consideration of certain of Mr. Beadle's obligations in the employment agreement, including his agreement not to compete with WatchGuard for a period of three years after his employment terminates, WatchGuard also issued to Mr. Beadle 51,948 unregistered shares of WatchGuard common stock, valued at $750,000 on the closing date of the acquisition. Under the stock vesting agreement, 34,632 of these shares will be held by WatchGuard and will be subject to forfeiture in the event that Mr. Beadle's employment is terminated for cause or if he resigns. One half of these shares will be released, and will no longer be subject to forfeiture, on October 19, 2000 and the remainder will be released, and will no longer be subject to forfeiture, on October 19, 2001.

       WatchGuard issued the shares to BeadleNet and to Mr. Beadle pursuant to the exemptions from the registration requirements of the Securities Act of 1933 provided by Section 4(2) and Regulation D of the Securities Act.

        The Asset Purchase Agreement, the employment agreement and the stock vesting agreement are filed as exhibits to this report and are incorporated into this report by reference. This summary of the provisions of these agreements is not complete, and you should refer to the exhibits for copies of the actual agreements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)  Financial Information

        The required financial statements with respect to BeadleNet, LLC are not available as of the date of this Current Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, WatchGuard will file the financial statements by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.

        (b)  Pro Forma Financial Information

     The required pro forma financial statements with respect to BeadleNet, LLC and WatchGuard are not available as of the date of this Current Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, WatchGuard will file the pro forma financial statements by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.

        (c)   Exhibits

        2.1 Asset Purchase Agreement dated as of October 19, 1999, by and among BeadleNet, LLC, Productivity Enhancement Products, Inc., Danny M. Beadle and WatchGuard Technologies, Inc.

        10.1 Employment Agreement dated as of October 19, 1999, by and between Danny M. Beadle and WatchGuard Technologies, Inc.

        10.2 Stock Vesting Agreement dated as of October 19, 1999, by and between Danny M. Beadle and WatchGuard Technologies, Inc.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WATCHGUARD TECHNOLOGIES, INC.


Dated: November 2, 1999       By  /s/ Steven N. Moore
                                  -----------------------------
                              Steven N. Moore
                              Executive Vice President of Finance, Chief
                              Financial Officer,  Secretary and Treasurer
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

      2.1 Asset Purchase Agreement dated as of October 19, 1999, by and among BeadleNet, LLC, Productivity Enhancement Products, Inc., Danny M. Beadle and WatchGuard Technologies, Inc.

      10.1 Employment Agreement dated as of October 19, 1999, by and between Danny M. Beadle and WatchGuard Technologies, Inc.

      10.2 Stock Vesting Agreement dated as of October 19, 1999, by and between Danny M. Beadle and WatchGuard Technologies, Inc.